UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 21, 2013

Brown-Forman Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	002-26821	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2013, Brown-Forman Corporation (the “Company”) announced that Donald C. Berg, Executive Vice President and Chief Financial Officer, will retire from employment with the Company effective April 30, 2014. Mr. Berg will hand off his duties as Chief Financial Officer to his successor effective January 31, 2014, and will assist with the orderly transition of his responsibilities through his retirement date.

Also on November 22, 2013, the Company announced the promotion of Jane C. Morreau to the position of Executive Vice President and Chief Financial Officer, effective February 1, 2014. Ms. Morreau, 54, has served as Senior Vice President, Chief Production Officer and Head of Information Technology since January 2013. Prior to that time, she served as Senior Vice President, Director of Financial Management, Accounting and Technology from 2008 through 2012, and as Senior Vice President and Controller from 2006 to 2008. For Ms. Morreau, the information required by Item 5.02(c)(2) of Form 8-K is incorporated herein by reference to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 27, 2013.

In connection with her promotion, Ms. Morreau’s compensation will increase effective February 1, 2014, as follows: annual salary, including holiday bonus, will increase to $520,833; and short-term and long-term incentive compensation opportunities at target will increase to $360,000 and $700,000, respectively. Ms. Morreau’s long-term incentive compensation opportunity is allocated among long-term cash, Class B common stock-settled stock appreciation rights, and Class A common performance-based restricted stock. A more detailed description of the compensation the Company pays its named executive officers, including Ms. Morreau, is included in the “Executive Compensation” section of the Company’s Proxy Statement filed with the Securities and Exchange Commission on June 27, 2013, which description is incorporated herein by reference.

A copy of the press release announcing Mr. Berg’s retirement and Ms. Morreau’s promotion is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Brown-Forman Corporation Press Release dated November 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brown-Forman Corporation
(Registrant)

November 22, 2013	/s/ Holli H. Lewis
(Date)	Holli H. Lewis
Vice President, Assistant General Counsel – Corporate, and Assistant Corporate Secretary

Exhibit Index

Exhibit Number	Description

99.1	Brown-Forman Corporation Press Release dated November 22, 2013